EXHIBIT 99.1
                                  ------------

                                 The Amendment.

================================================================================


                                 AMENDMENT NO. 1

                          Dated as of December 1, 2006

                                       to

                         POOLING AND SERVICING AGREEMENT

                          Dated as of September 1, 2006

                                      among

                               INDYMAC MBS, INC.,
                                   Depositor,

                              INDYMAC BANK, F.S.B.,
                               Seller and Servicer

                                       and

                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                     Trustee



                   INDYMAC INDX MORTGAGE LOAN TRUST 2006-FLX1


                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2006-FLX1

================================================================================

      THIS AMENDMENT NO. 1, dated as of December 1, 2006 (the "Amendment"), to the POOLING AND SERVICING AGREEMENT, dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), is among INDYMAC MBS, INC., as Depositor ( the "Depositor"), INDYMAC BANK, F.S.B., as Servicer (the "Servicer"), and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee (the "Trustee").

                               W I T N E S S E T H
                               - - - - - - - - - -

      WHEREAS, the Depositor, the Servicer and the Trustee entered into the Pooling and Servicing Agreement;

      WHEREAS, the second paragraph of Section 10.01 of the Pooling and Servicing Agreement provides that the Pooling and Servicing Agreement may be amended by the Depositor, the Servicer and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate;

      WHEREAS, the Depositor has received a letter from each Rating Agency, copies of which are attached hereto as Exhibit A, stating that the Amendment will not result in a downgrading or withdrawal of the respective ratings then assigned to the Certificates;

      WHEREAS, each Depository Participant representing in the aggregate a Percentage Interest of not less than 100% of each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates, in each case acting
(i) pursuant to authority conferred upon them by the Depository Trust Company ("DTC") as of the Record Date of November 24, 2006, as the Holder of such Certificates, and (ii) in accordance with direction received from either (a) the Certificate Owners of such Certificates or (b) one or more financial intermediaries acting at the direction of the Certificate Owners of such Certificates, have consented to the adoption of the Amendment (a signed original of the action of each such party being attached hereto as Exhibit A through F);

      WHEREAS, the Depositor and the Servicer have concluded that (i) no interests of any Class of Certificates other than the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates would be affected by the Amendment and that no consent of any other Class of Certificates is required for the adoption of the Amendment and (ii) the Amendment shall not reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificates other than the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates;

      WHEREAS, Section 10.01 of the Pooling and Servicing Agreement provides that the Trustee shall not consent to any amendment to the Pooling and Servicing Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the

Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any REMIC created under the Pooling and Servicing Agreement or the Certificateholders or cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC at any time that any Certificates are outstanding;

      WHEREAS, an Opinion of Counsel concerning the effect of this Amendment on any REMIC created by the Pooling and Servicing Agreement has been delivered to the Trustee;

      WHEREAS, Section 10.01 of the Pooling and Servicing Agreement provides that the Trustee shall not be required to enter into an amendment to the Pooling and Servicing Agreement without first receiving an Opinion of Counsel that the amendment is permitted and not prohibited by the Pooling and Servicing Agreement and that all requirements for amending the Pooling and Servicing Agreement have been complied with, and covering certain other matters as specified therein;

      WHEREAS, an Opinion of Counsel addressing the matters described in the foregoing recital has been delivered to the Trustee;

      WHEREAS, Section 10.01 provides that the Trustee shall not consent to any amendment to this Agreement unless the Trustee shall have received an Officer's Certificate to the effect that such amendment would not "significantly change" (within the meaning of SFAS 140) the permitted activities of the Trust Fund so as to cause to Trust Fund to fail to qualify as a Qualifying Special Purpose Entity; and

      WHEREAS, an Officer's Certificate addressing the matters described in the foregoing recital has been delivered to the Trustee;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Defined Terms.

      For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

      SECTION 2. Amendment to the Definitions in Section 1.01.

      (a) The table in the definition for the Cumulative Loss Trigger Event of the Pooling and Servicing Agreement is hereby amended and restated in its entirety as follows:

Distribution Date                                  Percentage
-----------------                                  ----------
"October 2009 - September 2010.................    0.15% with respect to October 2009, plus an additional 1/12th of
                                                       0.25% for each month thereafter through September 2010
October 2010 - September 2011..................    0.40% with respect to October 2010, plus an additional 1/12th of
                                                       0.30% for each month thereafter through September 2011
October 2011 - September 2012..................    0.70% with respect to October 2011, plus an additional 1/12th of
                                                       0.30% for each month thereafter through September 2012
October 2012 - September 2013..................    1.00% with respect to October 2012, plus an additional 1/12th of
                                                       0.35% for each month thereafter through September 2013
October 2013 - September 2014..................    1.35% with respect to October 2013, plus an additional 1/12th of
                                                       0.15% for each month thereafter through September 2014
October 2014 - September 2015..................    1.50% with respect to October 2014, plus an additional 1/12th of
                                                       0.15% for each month thereafter through September 2015
October 2015 - September 2016..................    1.65% with respect to October 2015, plus an additional 1/12th of
                                                       0.15% for each month thereafter through September 2016
October 2016 and thereafter....................    1.80%"

      (b) The definition for Extra Principal Distribution Amount of the Pooling and Servicing Agreement is hereby amended and restated in its entirety as follows:

      "Extra Principal Distribution Amount: For any Distribution Date, the lesser of (x) the Overcollateralization Deficiency Amount for that Distribution Date and (y) the Excess Cashflow for that Distribution Date."


      SECTION 3. Effect of Amendment.

      Upon execution of this Amendment, the Pooling and Servicing Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the Depositor, the Servicer and the Trustee shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be and be deemed to be part of the terms and conditions of the Pooling and Servicing Agreement for any and all purposes. Except as modified and expressly amended by this Amendment, the Pooling and Servicing Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

      SECTION 4. Notices.

      The parties hereto acknowledge that pursuant to Section 10.05(a) of the Pooling and Servicing Agreement, the Trustee shall use its best efforts to promptly provide notice to each Rating Agency of this Amendment.

      SECTION 5. Binding Effect.

      The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the related Certificateholders.

      SECTION 6. Governing Law.

      This Amendment shall be construed in accordance with and governed by the substantive laws of the State of New York applicable to agreements made and to be performed in the State of New York and the obligations, rights and remedies of the parties hereto and the Certificateholders shall be determined in accordance with such laws.

      SECTION 7. Severability of Provisions.

      If any one or more of the provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such provisions or terms shall be deemed severable from the remaining provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or terms of this Amendment or of the Certificates or the rights of the Holders thereof.

      SECTION 8. Section Headings.

      The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

      SECTION 9. Counterparts.

      This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.



                                   INDYMAC MBS, INC.,
                                     as Depositor

                                   By: /s/ Jill Jacobson
                                       ---------------------------------
                                       Name:  Jill Jacobson
                                       Title: Vice President



                                   INDYMAC BANK, F.S.B.
                                     as Servicer


                                   By: /s/ Jill Jacobson
                                       ---------------------------------
                                       Name:  Jill Jacobson
                                       Title: Vice President



                                   DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                     as Trustee


                                   By: /s/ Marion Hogan
                                       ---------------------------------
                                       Name:  Marion Hogan
                                       Title: Associate

                                    EXHIBIT A


                  WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
                                       OF
                   INDYMAC INDX MORTGAGE LOAN TRUST 2006-FLX1
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-FLX1, CLASS M-1



      To: Deutsche Bank National Trust Company, as Trustee:

      The undersigned is the Depository Participant with respect to ____% of the Mortgage Pass-Through Certificates, Series 2006-FLX1, Class M-1 Certificates (the "Certificates") as of the Record date of November 24, 2006.

      The undersigned hereby consents to the adoption of Amendment No. 1 (the "Amendment") to the Pooling and Servicing Agreement, dated as of September 1, 2006 among IndyMac MBS, Inc., IndyMac Bank, F.S.B. and Deutsche Bank National Trust Company (the "Pooling and Servicing Agreement"), pursuant to which the Certificates were issued, which Amendment is substantially in the form attached hereto.

      Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has caused this WRITTEN CONSENT to be executed by its authorized signatory this ___ day of _______, 2006.






                                By: ________________________________
                                    Authorized Signatory of Depository
                                    Participant

                                Name:
                                Title:

                                    EXHIBIT B


                  WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
                                       OF
                   INDYMAC INDX MORTGAGE LOAN TRUST 2006-FLX1
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-FLX1, CLASS M-2



      To: Deutsche Bank National Trust Company, as Trustee:

      The undersigned is the Depository Participant with respect to ____% of the Mortgage Pass-Through Certificates, Series 2006-FLX1, Class M-2 Certificates (the "Certificates") as of the Record date of November 24, 2006.

      The undersigned hereby consents to the adoption of Amendment No. 1 (the "Amendment") to the Pooling and Servicing Agreement, dated as of September 1, 2006 among IndyMac MBS, Inc., IndyMac Bank, F.S.B. and Deutsche Bank National Trust Company (the "Pooling and Servicing Agreement"), pursuant to which the Certificates were issued, which Amendment is substantially in the form attached hereto.

      Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has caused this WRITTEN CONSENT to be executed by its authorized signatory this ___ day of _______, 2006.






                                     By: ______________________________________
                                         Authorized Signatory of Depository
                                         Participant

                                     Name:
                                     Title:

                                    EXHIBIT C


                  WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
                                       OF
                   INDYMAC INDX MORTGAGE LOAN TRUST 2006-FLX1
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-FLX1, CLASS M-3



      To: Deutsche Bank National Trust Company, as Trustee:

      The undersigned is the Depository Participant with respect to ____% of the Mortgage Pass-Through Certificates, Series 2006-FLX1, Class M-3 Certificates (the "Certificates") as of the Record date of November 24, 2006.

      The undersigned hereby consents to the adoption of Amendment No. 1 (the "Amendment") to the Pooling and Servicing Agreement, dated as of September 1, 2006 among IndyMac MBS, Inc., IndyMac Bank, F.S.B. and Deutsche Bank National Trust Company (the "Pooling and Servicing Agreement"), pursuant to which the Certificates were issued, which Amendment is substantially in the form attached hereto.

      Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has caused this WRITTEN CONSENT to be executed by its authorized signatory this ___ day of _______, 2006.






                                      By: ______________________________________
                                          Authorized Signatory of Depository
                                          Participant

                                      Name:
                                      Title:

                                    EXHIBIT D


                  WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
                                       OF
                   INDYMAC INDX MORTGAGE LOAN TRUST 2006-FLX1
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-FLX1, CLASS M-4



      To: Deutsche Bank National Trust Company, as Trustee:

      The undersigned is the Depository Participant with respect to ____% of the Mortgage Pass-Through Certificates, Series 2006-FLX1, Class M-4 Certificates (the "Certificates") as of the Record date of November 24, 2006.

      The undersigned hereby consents to the adoption of Amendment No. 1 (the "Amendment") to the Pooling and Servicing Agreement, dated as of September 1, 2006 among IndyMac MBS, Inc., IndyMac Bank, F.S.B. and Deutsche Bank National Trust Company (the "Pooling and Servicing Agreement"), pursuant to which the Certificates were issued, which Amendment is substantially in the form attached hereto.

      Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has caused this WRITTEN CONSENT to be executed by its authorized signatory this ___ day of _______, 2006.






                                      By: ______________________________________
                                          Authorized Signatory of Depository
                                          Participant

                                      Name:
                                      Title:

                                    EXHIBIT E


                  WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
                                       OF
                   INDYMAC INDX MORTGAGE LOAN TRUST 2006-FLX1
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-FLX1, CLASS M-5



      To: Deutsche Bank National Trust Company, as Trustee:

      The undersigned is the Depository Participant with respect to ____% of the Mortgage Pass-Through Certificates, Series 2006-FLX1, Class M-5 Certificates (the "Certificates") as of the Record date of November 24, 2006.

      The undersigned hereby consents to the adoption of Amendment No. 1 (the "Amendment") to the Pooling and Servicing Agreement, dated as of September 1, 2006 among IndyMac MBS, Inc., IndyMac Bank, F.S.B. and Deutsche Bank National Trust Company (the "Pooling and Servicing Agreement"), pursuant to which the Certificates were issued, which Amendment is substantially in the form attached hereto.

      Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has caused this WRITTEN CONSENT to be executed by its authorized signatory this ___ day of _______, 2006.






                                     By: ______________________________________
                                         Authorized Signatory of Depository
                                         Participant

                                     Name:
                                     Title:

                                    EXHIBIT F


                  WRITTEN CONSENT OF THE DEPOSITORY PARTICIPANT
                                       OF
                   INDYMAC INDX MORTGAGE LOAN TRUST 2006-FLX1
         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-FLX1, CLASS M-6



      To: Deutsche Bank National Trust Company, as Trustee:

      The undersigned is the Depository Participant with respect to ____% of the Mortgage Pass-Through Certificates, Series 2006-FLX1, Class M-6 Certificates (the "Certificates") as of the Record date of November 24, 2006.

      The undersigned hereby consents to the adoption of Amendment No. 1 (the "Amendment") to the Pooling and Servicing Agreement, dated as of September 1, 2006 among IndyMac MBS, Inc., IndyMac Bank, F.S.B. and Deutsche Bank National Trust Company (the "Pooling and Servicing Agreement"), pursuant to which the Certificates were issued, which Amendment is substantially in the form attached hereto.

      Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has caused this WRITTEN CONSENT to be executed by its authorized signatory this ___ day of _______, 2006.






                                     By: ______________________________________
                                         Authorized Signatory of Depository
                                         Participant

                                     Name:
                                     Title: